As filed with the Securities and Exchange Commission December 28, 2001

                                                             File No. 333-71091

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM SB-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 3

                      IBF VI -- SECURED LENDING CORPORATION
           (Name of small business issuer as specified in its charter)



             DELAWARE                                           52-2139510
(State or Other Jurisdiction of                               (IRS Employer
  Incorporation or Organization)                            Identification No.)



                          1733 Connecticut Avenue, N.W.
                              Washington, DC 20009
                                 (202) 588-7500
    (Address and telephone number of registrant's principal executive offices and principal place of business)

                                Simon A. Hershon
                      IBF VI -- Secured Lending Corporation
                          1733 Connecticut Avenue, N.W.
                              Washington, DC 20009
                                 (202) 588-7500
            (Name, address and telephone number of agent for service)

                           Copies to:
John M. McDonald, Esq.                                 Arthur Don, Esq.
  Shaw Pittman LLP                                  D'Ancona & Pflaum LLC
  2300 N Street, NW                            111 East Wacker Drive, Suite 2800
 Washington, DC 20037                                 Chicago, IL 60601
    (202) 663-8000                                      (312) 602-2000
 (202) 663-8007 (fax)                                (312) 602-3000 (fax)



If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [x ] Reg. No. 333-71091

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS



                                ITEM 27. EXHIBITS


Exhibit No.    SEC Ref. No.      Title of Document                                                     Location
*1             (1)               Underwriting Agreement                                                Amend. 5
                                                                                                       Page E-1
*2             (1)               Selling Group Agreement                                               Amend. 5
                                                                                                       Page E-17
*3             3(i)              Certificate of Incorporation, as amended                              Initial Filing
                                                                                                       Page E-17
*3(a)          3(i)              Certificate of Amendment to Certificate of Incorporation              Amend. 1
                                                                                                       Page E-32
*3(b)          3(i)              Certificate of Amendment to Certificate of Incorporation              Amend. 2
                                                                                                       Page E-18
*3(c)          3(i)              Certificate of Amendment to Certificate of Incorporation              Amend. 3
                                                                                                       Page E-1
*4             3(ii)             Bylaws                                                                Initial Filing
                                                                                                       Page E-21
*5             (4)               Proceeds Escrow Agreement                                             Amend. 5
                                                                                                       Page E-22
*6             (4)               Indenture, with exhibits                                              Post-Effective Amend. 1
                                                                                                       Page E-1
6(a)           (4)               First Supplemental Indenture                                          Filed  herewith

*7             (10)              Management Agreement                                                  Amend. 3
                                                                                                       Page E-2
*8             (5)(23)           Opinion and Consent of Brown & Wood LLP                               Amend. 4
                                                                                                       Page E-1
*9             (23)              Consent of Radin, Glass & Co., LLP                                    Post-Effective Amend. 2
                                                                                                       Page E-1
*10            (25)              Form T-1,  Statement of Eligibility under the Trust Indenture Act of  Initial Filing
                                 1939                                                                  Page E-195

* Previously filed as exhibits to the Registrant's Registration Statement on Form SB-2 (No. 333-71091) and incorporated by reference herein.

                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form SB-2 and authorizes this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, D.C., on December 28, 2001.

                                       IBF VI SECURED LENDING CORPORATION

                                       By:     /s/ Simon A. Hershon
                                       -----------------------------------------
                                       Simon A. Hershon, Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the dates indicated.




            Signatures                                            Title                                   Date
            ----------                                            -----                                   ----
                                                  Chief Executive Officer and Director              December 28, 2001
/s/ Simon A. Hershon                                  (Principal Executive Officer)
-----------------------------------
Simon A. Hershon

/s/ Ehud D. Laska                                 Executive Vice President and Director             December 28, 2001
-----------------------------------
Ehud D. Laska

                                                         Chief Financial Officer                    December 28, 2001
/s/ Robert L. Olson                           (Principal Financial and Accounting Officer)
-----------------------------------
Robert L. Olson



Exhibit Index


Exhibit No.    SEC Ref. No.      Title of Document                                                     Location
*1             (1)               Underwriting Agreement                                                Amend. 5
                                                                                                       Page E-1
*2             (1)               Selling Group Agreement                                               Amend. 5
                                                                                                       Page E-17
*3             3(i)              Certificate of Incorporation, as amended                              Initial Filing
                                                                                                       Page E-17
*3(a)          3(i)              Certificate of Amendment to Certificate of Incorporation              Amend. 1
                                                                                                       Page E-32
*3(b)          3(i)              Certificate of Amendment to Certificate of Incorporation              Amend. 2
                                                                                                       Page E-18
*3(c)          3(i)              Certificate of Amendment to Certificate of Incorporation              Amend. 3
                                                                                                       Page E-1
*4             3(ii)             Bylaws                                                                Initial Filing
                                                                                                       Page E-21
*5             (4)               Proceeds Escrow Agreement                                             Amend. 5
                                                                                                       Page E-22
*6             (4)               Indenture, with exhibits                                              Post-Effective Amend. 1
                                                                                                       Page E-1
6(a)           (4)               First Supplemental Indenture                                          Filed  herewith

*7             (10)              Management Agreement                                                  Amend. 3
                                                                                                       Page E-2
*8             (5)(23)           Opinion and Consent of Brown & Wood LLP                               Amend. 4
                                                                                                       Page E-1
*9             (23)              Consent of Radin, Glass & Co., LLP                                    Post-Effective Amend. 2
                                                                                                       Page E-1
*10            (25)              Form T-1,  Statement of Eligibility under the Trust Indenture Act of  Initial Filing
                                 1939                                                                  Page E-195

* Previously filed as exhibits to the Registrant's Registration Statement on Form SB-2 (No. 333-71091) and incorporated by reference herein.